UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 13, 2022

P10, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40937	87-2908160
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4514 Cole Avenue, Suite 1600

Dallas, Texas 75205

(Address of principal executive offices and Zip Code)

(214) 865-7998

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	PX	New York Stock Exchange LLC
Series A Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 13, 2022, P10 Intermediate Holdings LLC, a Delaware limited liability company (“Buyer”), and P10, Inc., a Delaware corporation (“P10” or the “Company”), completed its previously announced acquisition (the “Acquisition”) of all of the issued and outstanding membership interests of Westech Investment Advisors LLC, a California limited liability company (“WTI”), in accordance with the terms and conditions of the previously announced Sale and Purchase Agreement, dated August 25, 2022 (the “Sale and Purchase Agreement”).

The purchase price paid at the closing of the Acquisition, which is subject to certain customary closing adjustments, consisted of $97,000,008 in cash and an aggregate of 3,916,666 membership units representing limited liability company interests of the Buyer (“Buyer Units”). Subject to certain conditions, the Buyer Units will be exchangeable into shares of Class A Common Stock of the Parent on a one-for-one basis, pursuant to that certain Exchange Agreement entered into on August 25, 2022, by and among the Buyer, the Parent and the other signatory parties thereto (the “Exchange Agreement”). The Class A Units of P10 acquired under the Exchange Agreement are subject to a restricted period in which the holder cannot offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, such Class A Common Stock beneficially owned. The restricted period terminates as follows: (i) with respect to one-third of the Class A Common Stock held by such stockholder, on October 21, 2022; (ii) with respect to two-thirds of the Class A Common Stock held by such stockholder, on October 21, 2023; and (iii) with respect to all of the Class A Common Stock held by such stockholder, on October 21, 2024.

In addition, the Seller Recipients (as defined in the Sale and Purchase Agreement) are eligible to receive additional consideration upon the achievement of certain earn-out milestones during the earn-out period from January 1, 2023 to December 31, 2027 (as may be extended in certain events) pursuant to the Sale and Purchase Agreement, subject to potential reduction in accordance with the terms of the Sale and Purchase Agreement, and employees of WTI are eligible to receive bonus compensation for achievement of these earn-out milestones from an employee retention bonus plan established at closing. The earn-out milestones and aggregate consideration and bonuses payable is as follows: (i) $35,000,000 in consideration in the aggregate (without interest) based upon the achievement of $20,000,000 in EBITDA in any such four-quarter period; (ii) $17,500,000 in consideration in the aggregate (without interest) based upon the achievement of $22,500,000 in EBITDA in any such four-quarter period; and (iii) $17,500,000 in consideration in the aggregate (without interest) based upon the achievement of $25,000,000 in EBITDA in any such four-quarter period. Pursuant to the Sale and Purchase Agreement, any future earn-out payments payable to the Seller Recipients will be forfeited in the event such Seller Recipient’s employment with WTI or one of its Affiliates is terminated by WTI for Cause (as defined in his Employment Agreement) or by such Seller Recipient without Good Reason (as defined in his Employment Agreement) prior to the last day of a quarter in which any applicable earn-out milestone is achieved. Any earn-out payment will be paid in cash; provided, that up to 50% of the earn-out payments payable to the Seller Recipients pursuant to the Sale and Purchase Agreement, at a Seller Recipient’s option, will be paid in Units of Buyer which may be converted into shares of Class A common stock of P10.

In connection with the closing, P10 is also granting options to acquire 1,000,000 shares of P10’s common stock in the aggregate to induce the Seller Recipients to continue their employment with P10 and its subsidiaries following closing. Moreover, P10 is granting additional options to acquire 3,000,000 shares of P10’s common stock in the aggregate to continuing employees who are not Sellers, with such options cliff vesting on the date that is five years following the grant date, with a per share exercise price equal to the value of a share of P10’s common stock on the grant date.

The above descriptions of the Sale and Purchase Agreement and the Exchange Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Sale and Purchase Agreement and Exchange Agreement, which were filed as Exhibit 10.1 and Exhibit 10.2, respectively, to the Company’s Current Report on Form 8-K filed on August 26, 2022 and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure.

On October 13, 2022, P10 issued a press release announcing the completion of the Acquisition. A copy of the press release issued by P10 is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange, or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of P10 under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements required by this item are not being filed herewith. To the extent such information is required by this item, it will be filed with the Securities and Exchange Commission (the “SEC”) by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this item is not being filed herewith. To the extent such information is required by this item, it will be filed with the SEC by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

Exhibit No.	Description

10.1	Sale and Purchase Agreement, dated August 25, 2022, by and among Westech Investment Advisors LLC, P10, Inc., Westech Investment Management, Inc., Maurice C. Werdegar, David R. Wanek, the Bonnie Sue Swenson Survivors Trust and Jay L. Cohan, and David R. Wanek (in his capacity as the Seller Representative) (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 26, 2022).

10.2	Exchange Agreement, dated August 25, 2022, by and among P10, Inc., P10 Holdings, Inc., P10 Intermediate Holdings LLC, and the other signatories thereto (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 26, 2022)

99.1	Press Release, dated October 13, 2022.

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P10, INC.

Date: October 13, 2022	By:	/s/ Amanda Coussens
Amanda Coussens
Chief Financial Officer